Exhibit 99.1


Name and Address of Reporting Person:         Leucadia National Corporation
                                              315 Park Avenue South
                                              New York, NY 10010

Issuer Name and Ticker or Trading Symbol:     Metrocall Holdings, Inc. ("MTOH")


Date of Event Requiring Statement:            June 15, 2004


Explanation of Responses:
-------------------------

           This Form 3 is filed by Leucadia National Corporation ("Leucadia"), WebLink Wireless, Inc. ("WebLink Inc.") and WebLink Wireless I, L.P. ("WebLink LP"; each of WebLink LP, Leucadia and WebLink Inc. individually a "Reporting Person" and collectivelly, "Reporting Persons").



                                    Amount of                 Ownership
                                    Securities                  Form:
                                   Beneficially             Direct (D) or            Nature of Indirect
      Reporting Person                Owned                  Indirect (I)           Beneficial Ownership
      ----------------                -----                  ------------           --------------------
Leucadia                               625,000                   I                          (1)
WebLink Inc.                           625,000                   I                          (2)
WebLink LP                             625,000                   D






(1) Includes shares beneficially owned by WebLink Inc. Leucadia owns approximately 80.2% of the outstanding shares of WebLink Inc.

(2) Includes shares owned by WebLink LP. WebLink Inc. is the general partner of WebLink LP.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION


NAME:      Leucadia National Corporation

ADDRESS:   315 Park Avenue South
           New York, New York 10010

DESIGNATED FILER:  Leucadia National Corporation

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Metrocall Holdings, Inc.
                                                  ("MTOH")

DATE OF EVENT REQUIRING STATEMENT:  June 15, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE: Leucadia National Corporation


           By: /s/ Joseph A. Orlando
               -------------------------------------------
               Joseph A. Orlando
               Vice President and Chief Financial Officer

Dated: June 15, 2004

                             JOINT FILER INFORMATION




NAME:      WebLink Wireless, Inc.

ADDRESS:   1845 Woodall Rodgers Freeway
           Suite 1740
           Dallas,  Texas  75201

DESIGNATED FILER:  Leucadia National Corporation

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Metrocall Holdings, Inc.
                                                  ("MTOH")

DATE OF EVENT REQUIRING STATEMENT:  June 15, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:   10% Owner



SIGNATURE: WebLink Wireless, Inc.


           By: /s/ David Larsen
               -----------------------------------------
               David Larsen
               President and Chief Executive Officer


Dated: June 15, 2004

                             JOINT FILER INFORMATION


NAME:      WebLink Wireless I, L.P.

ADDRESS:   1845 Woodall Rodgers Freeway
           Suite 1740
           Dallas,  Texas  75201

DESIGNATED FILER:  Leucadia National Corporation

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Metrocall Holdings, Inc.
                                                  ("MTOH")

DATE OF EVENT REQUIRING STATEMENT:  June 15, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE: WebLink Wireless I, L.P.

           By: WebLink Wireless, Inc., in its capacity as general partner

               By: /s/ David Larsen
                   -----------------------------------------
                   David Larsen
                   President and Chief Executive Officer



Dated: June 15, 2004